                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.              )

Filed by the registrant    X
                          ---
Filed by a party other than the registrant
                                             ---

Check the appropriate box:

     Preliminary proxy statement
- ---

     Definitive proxy statement
- ---

 X   Definitive additional materials
- ---

     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
- ---

                       WISCONSIN ELECTRIC POWER COMPANY
               (Name of Registrant as Specified in Its Charter)

                       Wisconsin Electric Power Company
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
- ---

     $500 per each party to the controversy pursuant to
- ---  Exchange Act Rule 14a-6(i)(3).

 X   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ---

                           CALCULATION OF FILING FEE

     Title of each class of securities to which transaction applies:
     Common Stock, $1.00 par value
     -------------------------------------------------------------------------

     Aggregate number of securities to which transaction applies: (1)
     1,725,000
     -------------------------------------------------------------------------

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (2)
     $74.40
     -------------------------------------------------------------------------

     Proposed maximum aggregate value of transaction: (2)
     $128,340,000
     -------------------------------------------------------------------------

     Amount of filing fee:
     $25,668.00
     -------------------------------------------------------------------------

 (1) The number of issued and outstanding shares of Wisconsin Natural Gas Company ("WN") common stock to be cancelled in connection with the merger of WN with and into Registrant.

 (2) Estimated pursuant to Rules 0-11(c)(1) and 0-11(a)(4) under the Securities Exchange Act of 1934 solely for the purpose of calculating the filing fee, based on the $74.40 book value per share of WN common stock on August 31, 1994







  X
 ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


 (1)  Amount previously paid:
      $25,668.00
      -----------------------------------------------------------

 (2)  Form, schedule or registration statement no.:
      Schedule 14A (Preliminary)
      -----------------------------------------------------------

 (3)  Filing party:
      Wisconsin Electric Power Company
      -----------------------------------------------------------

 (4)  Date filed:
      October 11, 1994
      -----------------------------------------------------------

               URGENT MESSAGE: PLEASE READ & VOTE BY PHONE TODAY

                       WISCONSIN ELECTRIC POWER COMPANY
                      SPECIAL MEETING - DECEMBER 15, 1994

                                  ----------

Dear Preferred Shareholder:

     In just a few days - on December 15 - shareholders will decide on approving the merger of Wisconsin Natural Gas Company into Wisconsin Electric. Also for your consideration at the meeting are certain amendments to the company's articles of incorporation. They are fully described in the notice of meeting and proxy statement previously mailed to you.

     Provide your voting instructions today! According to our latest records we have not yet received your voting instructions. We wish to call your attention to the fact that your securities held in the name of a bank or broker cannot be voted by such holder of record on one or more of the matters to be acted upon at the meeting without your specific voting instructions. Since time is short and your vote is critical, we have established a method to enable you to provide your voting instructions VIA toll-free proxygram. To be sure your voting instructions are received in time, please follow the simple steps listed below.

                                 Very truly yours,

                                 WISCONSIN ELECTRIC POWER COMPANY



       TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1.  Call toll-free 1-800-437-7699, anytime day or night.
2.  Tell the operator that you wish to send a proxygram to I.D. No. 6112.
3.  State your name, address and telephone number.
4. State your bank or broker at which your shares are held and your control number as shown below:

(Shareholder name)
Bank/Broker: (Broker Name)

                            Control No:    ___________
                            No. of Shares: ___________

5. By giving the information called for by items 3 and 4, you indicate your present intention to authenticate your voting instructions as genuine and effective, just as if you had manually signed and returned such voting instructions.

6.  Read the proxy below with your voting instructions to the operator.

7. If you need assistance in providing your voting instructions, please call D.F. King & Co., Inc. at 1-800-829-6554.

                       WISCONSIN ELECTRIC POWER COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                             ON DECEMBER 15, 1994

     The undersigned hereby appoints Richard A. Abdoo, John W. Boston and Ann Marie Brady, and each of them, proxies, with full power of substitution, to vote, as designated herein, all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Wisconsin Electric Power Company ("WE"), to be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, on Thursday, December 15, 1994, at 9:00 a.m., Central Time, or at any adjournment thereof, hereby revoking any proxy previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6.

The Board of Directors recommends a vote FOR Proposals 1 through 6.

1. Approval of the Plan and Agreement of Merger, dated June 30, 1994, by and between WE and Wisconsin Natural Gas Company ("WN"), providing for the merger of WN with and into WE;

( ) For                      ( ) Against                       ( ) Abstain


2. Approval of the amendment to WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), to remove the specific reference to electric and steam operations in the description of WE's purpose;

( ) For                      ( ) Against                       ( ) Abstain


3. Approval of the amendment to the Restated Articles to remove the special voting rights of the WE Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations;

( ) For                      ( ) Against                       ( ) Abstain


4. Approval of the amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding;

( ) For                      ( ) Against                       ( ) Abstain


5. Approval of the amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with the appropriate sections of the Wisconsin Business Corporation Law ("WBCL");

( ) For                      ( ) Against                       ( ) Abstain


6. Approval of the amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL; and

( ) For                      ( ) Against                       ( ) Abstain


7. In their discretion, on such other matters as may properly come before the Special Meeting or any adjournment thereof;


all as set out in the Notice and Proxy Statement relating to the Special Meeting, receipt of which is hereby acknowledged.

               URGENT MESSAGE: PLEASE READ & VOTE BY PHONE TODAY

                       WISCONSIN ELECTRIC POWER COMPANY
                      SPECIAL MEETING - DECEMBER 15, 1994

                                  ----------

Dear Preferred Shareholder:

     In just a few days - on December 15 - shareholders will decide on approving the merger of Wisconsin Natural Gas Company into Wisconsin Electric. Also for your consideration at the meeting are certain amendments to the company's articles of incorporation. They are fully described in the notice of meeting and proxy statement previously mailed to you.

     Approval of Proposal No. 3 requires the affirmative vote of the holders of two-thirds of the outstanding shares of 6% Preferred Stock. You have previously indicated (through the bank or broker holding your securities) your abstention to proposal No. 3. As indicated in the proxy statement, abstentions have the same effect as votes cast against approval of the proposal. Since time is short and your vote is critical, we have established a method to enable you to provide new voting instructions VIA toll-free proxygram should you so desire. To be sure your voting instructions are received in time, please follow the simple steps listed below.

                                 Very truly yours,

                                 WISCONSIN ELECTRIC POWER COMPANY



       TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1.  Call toll-free 1-800-437-7699, anytime day or night.
2.  Tell the operator that you wish to send a proxygram to I.D. No. 6112.
3.  State your name, address and telephone number.
4. State your bank or broker at which your shares are held and your control number as shown below:

(Shareholder name)
Bank/Broker: (Broker Name)

                            Control No:    ___________
                            No. of Shares: ___________

5. By giving the information called for by items 3 and 4, you indicate your present intention to authenticate your new voting instructions as genuine and effective, just as if you had manually signed and returned such voting instructions.

6.  Read the proxy below with your new voting instructions to the operator.

7. If you need assistance in providing your new voting instructions, please call D.F. King & Co., Inc. at 1-800-829-6554.

                       WISCONSIN ELECTRIC POWER COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                             ON DECEMBER 15, 1994

     The undersigned hereby appoints Richard A. Abdoo, John W. Boston and Ann Marie Brady, and each of them, proxies, with full power of substitution, to vote, as designated herein, all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Wisconsin Electric Power Company ("WE"), to be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, on Thursday, December 15, 1994, at 9:00 a.m., Central Time, or at any adjournment thereof, hereby revoking any proxy previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6.

The Board of Directors recommends a vote FOR Proposals 1 through 6.

1. Approval of the Plan and Agreement of Merger, dated June 30, 1994, by and between WE and Wisconsin Natural Gas Company ("WN"), providing for the merger of WN with and into WE;

( ) For                      ( ) Against                       ( ) Abstain


2. Approval of the amendment to WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), to remove the specific reference to electric and steam operations in the description of WE's purpose;

( ) For                      ( ) Against                       ( ) Abstain


3. Approval of the amendment to the Restated Articles to remove the special voting rights of the WE Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations;

( ) For                      ( ) Against                       ( ) Abstain


4. Approval of the amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding;

( ) For                      ( ) Against                       ( ) Abstain


5. Approval of the amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with the appropriate sections of the Wisconsin Business Corporation Law ("WBCL");

( ) For                      ( ) Against                       ( ) Abstain


6. Approval of the amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL; and

( ) For                      ( ) Against                       ( ) Abstain


7. In their discretion, on such other matters as may properly come before the Special Meeting or any adjournment thereof;


all as set out in the Notice and Proxy Statement relating to the Special Meeting, receipt of which is hereby acknowledged.